SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

February 21, 2003

Date of Report (Date of earliest event reported)

Wabash National Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-10883	52-1375208

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File No.)	Identification No.)

1000 Sagamore Parkway South, Lafayette, Indiana 47905

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(765) 771-5310

Not applicable

(Former name or former address, if changed since last report)

Exhibit Index on Page 4

Item 9. Regulation FD Disclosure.

     On February 21, 2003, Wabash National Corporation issued a press release relating to its fourth quarter and year-end results. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

WABASH NATIONAL CORPORATION

Date: February 24, 2003	By:	/s/ MARK R. HOLDEN Mark R. Holden Senior Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated February 21, 2003